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                                                                 EXHIBIT 10.1(d)



                 Dongguan Government State-Owned (1994) No. 664




                           PEOPLE'S REPUBLIC OF CHINA

                              LAND USE CERTIFICATE
                              FOR STATE-OWNED LAND

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"Land in the cities is owned by the State.

Land in the rural and suburban areas is owned by collectives except for those portions which belong to the State in accordance with the law; house sites and private plots of cropland and hilly land are also owned by collectives.

The State may in the public interest take over land for its use in accordance with the law.

No organisation or individual may appropriate, buy, sell or unlawfully transfer land in other ways. The right to use land may be assigned in accordance with the provisions of the law.

All organisations and individuals who use land must make rational use of the land."



-- Article 10, The Constitution of the People's Republic of China



"Ownership of and the right to use land shall be protected by law and no unit or individual shall infringe upon these rights."



-- Article 11, Law of the People's Republic of China on Land Management






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According to the Law of the People's Republic of China on Land Management, in
order to safeguard the socialist public ownership of land, and to protect the legitimate rights of the Land User, the application for registration of land use rights by the Land User has been approved after survey, examination and approval by the Government, and this Certificate is hereby issued.





Seal for Use on Land Use Certificates affixed by
Guangdong Province People's Government
December 1994
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Land User:      Zindart Industrial Company Limited
Land Address:   Tiankeng Administrative Zone, Hengli, Dongguan, PRC
Zoned Use:      Industrial Land


Area of Land Use Rights:

- Total Area:           33,006 square metres
- Self Use Rights:      33,006 square metres


Period of Land Use:     50 years, from June 1994 to June 2044

Boundaries:

- East:         30 Metres Bei-Huan Lu
- South:        Zindart Industrial Company Limited (Zone B)
- West:         26 Metres Lu
- North:        30 Metres Bei-Huan Lu


Seal for Use on Land Use Certificates affixed by
Dongguan City People's Government
22 December 1994